UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

FEUTUNE LIGHT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

48 Bridge Street, Building A

Metuchen, New Jersey 08840

(Address of principal executive offices)

(909) 214-2482

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one share of Class A Common Stock, one Warrant and one Right	FLFVU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FLFV	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FLFVW	The Nasdaq Stock Market LLC
Rights, each right exchangeable for one-tenth (1/10) of one share of Class A Common Stock at the closing of a business combination	FLFVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On October 26, 2023, Feutune Light Acquisition Corporation (“FLFV”, or “PubCo” upon and following the Merger) entered into an Agreement and Plan of Merger (as the same may be amended, restated or supplemented, the “Merger Agreement”) with Thunder Power Holdings Limited, a British Virgin Islands company (the “Company”) and Feutune Light Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of FLFV (“Merger Sub”). Capitalized terms used and not otherwise defined herein have the definitions assigned to such terms in the Merger Agreement.

The Company is a technology innovator and manufacturer of premium electric vehicles (“EVs”). The Company is dedicated to creating electric vehicles that deliver a premium driving experience combined with a high degree of personalization and has developed and is planning to manufacture a family of EVs suited to various stages of life and driving environments.

Pursuant to the Merger Agreement, the Company will be merged with and into Merger Sub (the “Merger”), with the Merger Sub surviving the Merger as a direct wholly owned subsidiary of PubCo.

Merger Consideration

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of FLFV, Merger Sub, the Company or the shareholders of the Company immediately prior to the Effective Time (collectively, the “Company Shareholders”), each Company Shareholder’s ordinary shares of the Company (“Company Ordinary Shares”) issued and outstanding immediately prior to the Effective Time (excluding dissenting shares and shares held by the Company or any of its direct or indirect subsidiaries as of immediately prior to the Effective Time) will be canceled and automatically converted into (i) the right to receive, without interest, the applicable portion of the Closing Merger Consideration Shares (as defined herein) as set forth in the Closing Consideration Spreadsheet and (ii) the contingent right to receive the applicable portion of the Earnout Shares (as defined herein), if, as and when payable in accordance with the earnout provisions described below. For avoidance of any doubt, each Company Shareholder will cease to have any rights with respect to such Company Shareholder’s Company Ordinary Shares, except the right to receive the Closing Per Share Merger Consideration and the Earnout Shares. “Closing Merger Consideration Shares” means 40,000,000 shares of common stock of PubCo, which are equal or equivalent in value to the sum of $400,000,000 divided by $10.00 per share. “Earnout Shares” means 20,000,000 shares of common stock of PubCo, which are equal or equivalent in value to the sum of $200,000,000 divided by $10.00 per share, subject to the vesting schedule set forth in the Merger Agreement.

The Merger and each of the other transactions contemplated by the Merger Agreement or any of the other relevant transactional documents are collectively referred to as “Transactions.”

Earnout Escrow

Pursuant to the Merger Agreement, at the Effective Time, an aggregate of 20,000,000 shares of common stock of PubCo issued to the Company Shareholders (the “Earnout Shares”) will be deposited with an escrow agent in a segregated escrow account (the “Earnout Escrow Account”) pursuant to an escrow agreement effective as of the Effective Time and will be released from the Earnout Escrow Account and delivered to the Company Shareholders after the Closing as follows:

(a)	an aggregate of 5,000,000 Earnout Shares will be vested, if and only if, on the occurrence that the amount of sales/revenues of PubCo for any of the fiscal years (such fiscal year is referred as “Tranche 1 Fiscal Year”) ending from December 31, 2023 to December 31, 2025 is no less than US$42,200,000 as evidenced by the audited financial statements of PubCo prepared in accordance with U.S. GAAP for the Tranche 1 Fiscal Year that is contained in an annual report on Form 10-K filed by PubCo with the SEC.

(b)	an aggregate of 15,000,000 Earnout Shares will be vested, if and only if, on the occurrence that the amount of sales/revenues of PubCo for any of the fiscal years (such fiscal year is referred as “Tranche 2 Fiscal Year”) ending from December 31, 2023 to December 31, 2026 is no less than US$415,000,000 as evidenced by the audited financial statements of PubCo prepared in accordance with U.S. GAAP for the Tranche 2 Fiscal Year that is contained in an annual report on Form 10-K filed by PubCo with the SEC.

Representations and Warranties

Under the Merger Agreement, FLFV and the Company, have each made customary representations and warranties to each other, including without limitation, as to such parties’ corporate existence and power, due authorization, governmental authorization, non-contravention, capitalization, financial statements, litigation, compliance with laws, tax matters, finder’s fees, international trade matters, anti-bribery compliance, finder’s fees, investment company status, affiliate transactions, and board approval, and in the case of FLFV, issuance of shares, information supplied, trust fund, Nasdaq listing, reporting company status, no market manipulation, SEC documents, business activities, and blank check company status, and in the case of the Company, subsidiaries, organizational documents, corporate records, assumed names, consents, books and records, absence of certain changes, properties and titles to assets, contracts, licenses and permits, intellectual property, customers and suppliers, accounts receivable and payable and loans, pre-payments, employees and employee benefits, employment matters, withholding, real property, environmental laws, powers of attorney and suretyships, directors and officers, compliance with privacy laws, policy policies and certain contracts, insurance policies, and other information. The representations and warranties in the Merger Agreement will not survive the Closing, except for those representations and warranties that by their terms express apply in whole or in part after the Closing and only with respect to any breaches occurring on or after the Closing, and except as otherwise expressly set forth in the Merger Agreement.

Covenants and Agreements of the Parties

The Merger Agreement also contains covenants of the parties regarding their conduct during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement, including covenants regarding, among other things, (i) the operation of their respective businesses in the ordinary course of business and not encouraging or soliciting alternative transactions or proposals, (ii) the provision of access to their respective offices, properties and books and records, (iii) the notification of certain events, including regulatory and litigation matters, (iv) cooperating to prepare in a timely manner financial information or statements that are required to be included in the Registration Statement and other SEC filings to be made by the parties, (v) providing indemnification and insurance for directors and officers of the parties, (vi) using reasonable best efforts to take all actions necessary to consummate the Transactions, (vii) using reasonable best efforts to the Merger to qualify for their respective intended tax treatment, the payment of transfer taxes and other tax matters, (viii) confidentiality, and (ix) issuance of 90,000 shares of common stock of PubCo at the Effective Date to the three independent directors of FLFV holding office immediately prior to the Effective Time, with each independent director receiving 30,000 shares of common stock of PubCo. The Company also agreed, among other things, (i) to timely file all income and other material tax returns and comply with all applicable laws, (ii) to use its reasonable best efforts to obtain any required third party consents, (iii) to take no action to rescind or adversely affect the Requisite Company Shareholder Vote, (iv) to obtain within thirty (30) days following the effectiveness of the Registration Statement the Requisite Company Shareholder Vote, (v) to provide loans to FLFV to be deposited into the Trust Account as monthly extension payments to extend the deadline for completing the Business Combination until March 21, 2024, (vi) to give FLFV written notice of any representation or warranty made by the Company that is a condition to the Closing becoming untrue or inaccurate, any breach of any covenant or agreement of the Company that is a condition to the Closing or any event, circumstance or development that would reasonably be expected to have a Material Adverse Effect, and (vii) to promptly as reasonably practicable provide to the Parent Parties information regarding the Company that is required to be included in SEC filings to be made by the parties. FLFV also agreed, among other things, (i) to settle and pay in full all outstanding liabilities of the Parent Parties, (ii) to comply with each of the applicable agreements entered into in connection with FLFV’s initial public offering, and (iii) to prepare the Registration Statement for the registration of shares of common stock of PubCo, which will include a proxy statement of FLFV for the purposes of soliciting the approval of FLFV’s stockholders for the Merger Agreement and the Transactions.

Conditions to Consummation of the Transactions

Consummation of the Transactions is subject to the satisfaction or waiver by the respective parties of a number of conditions, including the approval of the Merger Agreement and the Transactions by FLFV’s stockholders.

Other conditions to each party’s obligations include, among other things: (i) the Merger Agreement and the Transactions having been approved by the stockholders of PubCo, (ii) the Company obtaining the Requisite Company Shareholder Vote, (iii) the Registration Statement having become effective, (iv) PubCo’s initial listing applications as a foreign private issuer having been conditionally approved by Nasdaq and the shares of common stock of PubCo to be issued in connection with the Transactions having been approved for listing by Nasdaq, subject to official notice of issuance, (v) all relevant regulatory approvals necessary to consummate the Transactions having been obtained, (vi) no order, judgment, injunction, decree, writ, stipulation, determination or award having been enacted or promulgated enjoining or prohibiting the consummation of the Transactions; (vii) all required filings under the HSR Act and other applicable anti-trust laws having been completed and any applicable waiting period having expired or otherwise terminated, and (viii) Available Closing Cash will be no less than $5,000,000.

Termination

The Merger Agreement may be terminated and the Merger and the other transactions contemplated thereunder may be abandoned at any time prior to the Effective Time as follows:

(a) by the mutual written consent of FLFV and the Company duly authorized by each of their respective boards of directors:

(b) by the Parent, if any of the representations or warranties of the Company are not true and correct, or if the Company has failed to perform any covenant or agreement on the part of the Company set forth in the Merger Agreement (including an obligation to consummate the Closing), in each case such that the conditions to closing would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, are not cured (or waived by the Parent) within a certain period of time, so long as no Parent Party is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured;

(c) by the Company, if any of the representations or warranties of any Parent Party are not true and correct, or if any Parent Party has failed to perform any covenant or agreement on its part set forth in the Merger Agreement (including an obligation to consummate the Closing), in each case such that the conditions to closing would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, are not cured (or waived by the Company) by within a certain period of time, so long as the Company is not then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured;

(d) by either the Company or any Parent Party: (i) on or after March 21, 2024 or such later date as agreed to by the parties, if the Merger has not been consummated prior to such date; provided, however, that the failure of the Merger to have been consummated on or before such date was not due to such party’s breach of or failure to perform any of its representations, warranties, covenants or agreements; or (ii) if any governmental order, decree or judgment prohibiting or preventing the consummation of the Closing is in effect and has become final and non-appealable; provided, however, that such governmental order, decree or judgment was not due to such party’s breach of or failure to perform any of its representations, warranties, covenants or agreements;

(e) by the Company, if any of the Parent Party Shareholder Approval Matters fail to receive the Required Parent Stockholder Approval at the Parent Special Meeting (unless such Parent Special Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof); and by the Parent Parties if within thirty (30) days following the SEC declaring the Registration Statement effective, and in no event prior to the SEC declaring the Registration Statement effective, the Company has not obtained and delivered to FLFV the Company Written Shareholder Resolution evidencing the Requisite Company Shareholder Vote.

In the event that there is a termination of the Merger Agreement by the Company pursuant to paragraph (b) above, FLFV will pay to the Company a termination fee of $500,000 within five (5) business days of the termination. In the event that there is a termination of the Merger Agreement by FLFV pursuant to paragraphs (a) or (d) above, the Company will pay to FLFV a termination fee equal to $500,000 within five (5) business days of the termination.

Governing Law and Dispute Resolution

The Merger Agreement is governed by the laws of State of New York without giving effect to principles or rules of conflicts of law that would result in the application of the substantive law of another jurisdiction. Subject to limited exceptions, all claims relating to the Merger Agreement and the transactions contemplated thereby will be subject to the exclusive jurisdiction of the federal courts of the State of New York sitting in New York, New York (or any appellate courts thereof).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read such Related Agreements in their entirety.

Parent Support Agreement

In connection with the execution of the Merger Agreement, on October 26, 2023, FLFV, the Company and certain stockholders of FLFV signatory thereto (the “Parent Stockholders”) entered into a Parent Support Agreement (the “Parent Support Agreement”), pursuant to which each Parent Stockholder has agreed, until the earlier of the date of termination of the Merger Agreement (the “Expiration Time”) or the Effective Time, to vote all of the Shares (as defined in the Parent Support Agreement) held by such Parent Stockholder (such shares, the “Parent Subject Shares”) in favor of, among other things, (a) the approval and adoption of the Merger Agreement and the transactions contemplated thereby, (b) in favor of any other matter reasonably necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon at any stockholders’ meeting of FLFV, (c) in favor of the approval of the Parent Party Stockholder Approval Matters (as defined in the Merger Agreement) (or, if there are insufficient votes in favor of any of the foregoing (a), (b) and (c), in favor of the adjournment of such stockholders’ meeting to a later date). The Parent Stockholders have further agreed that, except as set forth in the Parent Support Agreement, they will not transfer the Parent Subject Shares from the date of the Parent Support Agreement until the Expiration Time.

A copy of the Parent Support Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Parent Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Parent Support Agreement.

Shareholder Support Agreement

In connection with the execution of the Merger Agreement, on October 26, 2023, FLFV, the Company and certain shareholders of the Company signatory thereto (the “Company Shareholders”) entered into a Shareholder Support Agreement (the “Shareholder Support Agreement”), pursuant to which each Company Shareholder has agreed, until the earlier of the Expiration Time or the Effective Time, to vote all of the Shares (as defined in the Shareholder Support Agreement) held by such Company Shareholder (such shares, the “Company Subject Shares”) in favor of granting the Requisite Company Shareholder Vote (as defined in the Merger Agreement). The Company Shareholders have further agreed that, except as set forth in the Shareholder Support Agreement, they will not transfer the Company Subject Shares from the date of the Shareholder Support Agreement until the Expiration Time.

A copy of the Shareholder Support Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholder Support Agreement.

Lock-up Agreements

Prior to the Merger Effective Time, Feutune Light Sponsor LLC, US Tiger Securities, Inc. and certain officers and directors of FLFV signatory to a letter agreement dated June 12, 2022 in connection with the initial public offering of FLFV (the “Initial Insiders”), and certain Company Shareholders (collectively, the “Holders”) will enter into lock-up agreements with FLFV (the “Lock-up Agreements”).

Pursuant to the Lock-Up Agreements, shares of common stock of PubCo held by a Holder are categorized as (i) “Group I Lock-up Shares,” referring to 50% of the total number of shares of common stock of PubCo that a Holder that is not an Initial Insider will receive in connection with the Merger, or 50% of the number of its Parent Founder Shares if a Holder is an Initial Insider, (ii) “Group II Lock-up Shares,” referring to the remaining 50% of the total number of shares of common stock of PubCo that a Holder that is not an Initial Insider will receive in connection with the Merger, or the remaining 50% of the number of its Parent Founder Shares if a Holder is an Initial Insider ; and (iii) “Group III Lock-up Shares,” referring to the total number of shares of common stock of PubCo underlying its Parent Private Units (as defined herein) and Parent Working Capital Units (as defined herein) in connection with the Merger. “Parent Founder Shares” means 2,443,750 shares of Class B common stock of FLFV held by certain Initial Insiders. “Parent Private Units” means 454,250 FLFV Units purchased by certain Initial Insiders simultaneously with the consummation of FLFV’s initial public offering. “Parent Working Capital Units” means all private FLFV Units issuable upon conversion of the maximum aggregate amount of US$3,00,000 of working capital and extension loans, if any, at $10.00 per unit, upon the consummation of the Business Combination. The Group I Lock-Up Shares, Group-II Lock-up Shares, Group-III Lock-up Shares are collectively referred to as “Lock-up Shares.”

The “Lock-up Period” means (i) with respect to the Group I Lock-up Shares, the period commencing at the Effective Time and ending on the date that is the earlier to occur of (A) six months thereafter, or (B) the date on which the closing price of each PubCo common share equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the completion of the Merger; (ii) with respect to the Group II Lock-up Shares, the period commencing at the Effective Time and ending on the date that is six months thereafter; and (iii) with respect to the Group III Lock-up Shares, the period commencing at the Effective Time and ending on that date that is 30 days thereafter.

The Holders will, subject to certain customary exceptions, agree not to, within the Lock-up Period, (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any Lock-up Shares, (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

A copy of the form of the Lock-up Agreements is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-up Agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 21, 2023, an aggregate of $100,000 (the “October Monthly Extension Payment”) was deposited into the trust account of FLFV for FLFV’s public stockholders, which enabled FLFV to extend the period of time it has to consummate its initial business combination by one month from October 21, 2023 to November 21, 2023 (the “October Extension”). The October Extension is the fifth of the up to nine monthly extensions permitted under FLFV’s Amended and Restated Certificate of Incorporation currently in effect.

In connection with the October Monthly Extension Payment and pursuant to the Merger Agreement, on October 26, 2023, FLFV issued an unsecured promissory note of $100,000 (the “Note”) to the Company to evidence the payment made for the October Monthly Extension Payment.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of FLFV’s business combination, or (ii) the date of expiry of the term of FLFV (the “Maturity Date”). Any of the following will constitute an event of default under the Note: (i) a failure to pay the principal within five (5) business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of any of FLFV’s obligations under the Note; (iv) any cross defaults; (v) an enforcement proceeding against FLFV; or (vi) it is or becomes unlawful for FLFV to perform any of its obligations under the Note, or any obligations of FLFV under the Note are not or cease to be legal, valid, binding or enforceable. Upon the occurrence of an event of default specified in (i) or (iv) above, the Company may, by written notice to FLFV, declare the Note to be due immediately and payable, whereupon the outstanding principal balance of the Note, and all other amounts payable under the Note, will become immediately due and payable without presentment, demand, protest or other notice of any kind. Upon the occurrence of an event of default specified in (ii), (iii), (v), (vi) or (vii) above, the outstanding principal balance of the Note, and all other sums payable under the Note, will automatically and immediately become due and payable, in all cases without any action on the part of the Company.

The Company has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private units (the “Units”) of FLFV, that are identical to the public units of FLFV, subject to certain exceptions, as described in FLFV’s final prospectus dated June 17, 2022 filed with the SEC and related to FLFV’s initial public offering (the “Final Prospectus”), by providing FLFV with written notice of the intention to convert at least two (2) business days prior to the closing of the business combination. The number of Units to be received by the Company in connection with such conversion will be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Company by (y) $10.00.

In the event that the Transactions are being negotiated in good faith and show a reasonable chance of being consummated, the Company, in its sole discretion, may agree on the same or different terms and conditions to further extend the monthly extension payments to FLFV, thereby incurring additional promissory notes from FLFV to the Company. So long as there is an outstanding principal balance on the Note or any additional promissory note from FLFV to the Company, FLFV and the Company must mutually agree to extend the period of time that FLFV has to consummate its initial business combination past March 21, 2024.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Note is filed with this Report as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Note.

Item 7.01 Regulation FD Disclosure.

On October 27, 2023, FLFV and the Company issued a joint press release announcing the execution of the Merger Agreement and the proposed Transactions, a copy of which is furnished as Exhibit 99.1 to this Report and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibits 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of the combined company, the cash position of the combined company following the Closing, the ability of the Company and FLFV to consummate the proposed Transactions and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in FLFV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023 (the “Form 10-K”) and the Final Prospectus, and in other documents filed by FLFV with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: the Company’s or the combined company’s limited operating history; the ability of the Company or the combined company to identify and integrate acquisitions; general economic and market conditions impacting demand for the products of the Company or the combined company; the inability to complete the proposed Transactions; the inability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by FLFV stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Transactions; costs related to the proposed Transactions; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and the proxy statement to be filed relating to the Transactions. Other factors include the possibility that the proposed Transactions do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

FLFV and the Company each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of FLFV or the Company with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Transactions, FLFV intends to file with the SEC a registration statement on Form S-4, which will include a preliminary proxy statement containing information about the proposed Transactions and the respective businesses of the Company and FLFV, as well as the prospectus relating to the offer of the shares of common stock of PubCo to be issued to in connection with the completion of the proposed Transactions. After the registration statement is declared effective, FLFV will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Stockholders of FLFV will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

FLFV, the Company and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from FLFV’s stockholders with respect to the proposed Transactions. Information regarding FLFV’s directors and executive officers is available in FLFV’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of October 26, 2023, by and among Feutune Light Acquisition Corporation, Feutune Light Merger Sub, Inc., and Thunder Power Holdings Limited
10.1	Parent Support Agreement, dated as of October 26, 2023, by and among Feutune Light Acquisition Corporation, Thunder Power Holdings Limited and certain stockholders of Feutune Light Acquisition Corporation signatory thereto
10.2	Shareholder Support Agreement, dated as of October 26, 2023, by and among Feutune Light Acquisition Corporation, Thunder Power Holdings Limited and certain shareholders of Thunder Power Holdings Limited signatory thereto
10.3	Form of Lock-Up Agreements
10.4	Promissory Note, dated October 26, 2023, issued by Feutune Light Acquisition Corporation to Thunder Power Holdings Limited
99.1	Press Release, dated October 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feutune Light Acquisition Corporation

	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer

Date: October 27, 2023